NUMBER

1438

SHARES

QUANTEX CAPITAL CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

Par Value $0.001

COMMON STOCK

CUSIP NO. 74762A 10 0

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.0001 EACH OF

QUANTEX CAPITAL CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

CHIEF EXECUTIVE OFFICER

DIRECTOR

DIRECTOR

QUANTEX CAPITAL CORPORATION
CORPORATE
Seal
DELAWARE

DATED:

Countersigned and Registered:

By

COUNTERSIGNED:
PACIFIC STOCK TRANSFER COMPANY
500 E Warm Springs, #240
Las Vegas NV 89119

BY____________________________
AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM (TIC) - as tenants in common
TEN ENT - as tenants by the entireies
JT TEN (J/T) - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN (TRANS) ACT __________ Custodian __________
(UGMA) (UTMA) (Cust) (Minor)
under Uniform Gifts (Transfer) to Minors Act __________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received ______________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

____

____ *Shares*

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____ *Attorney*

to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ______________

X ______________________________

____

SIGNATURE GUARANTEE
(BY BANK, BROKER, CORPORATE OFFICER)

NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.